                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                       Date of Amendment August 27, 1997



                            MEDICAL RESOURCES, INC.
                            -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                        0-20440                    13-3584552
   --------                        -------                    ----------
(State or Other                   (Commission              (I.R.S. Employer
Jurisdiction)                     File Number)             Identification No.)



155 State Street, Hackensack, N.J.                                  07013
---------------------------------------                             -----
(Address of Principal Executive Office)                           (Zip Code)

Registrant's telephone number, including area code         (201) 488-6230
                                                           --------------

          ____________________________________________________________


                                 AMENDMENT NO 3


                 The undersigned registrant hereby amends its
             Current Report on Form 8-K, filed on January 9, 1996
                      to add Item 7 as set forth herein.

Item 7.          FINANCIAL STATEMENTS AND EXHIBITS.
                 ----------------------------------

     (a) Financial statement of business acquired
         ----------------------------------------

     On January 9, 1996, Medical Resources, Inc. (the "Company") consummated the acquisition of the business assets of MRI-CT, Inc. ("MRICT"). The following financial statements of MRICT and the reports thereon of independent accountants, all appearing after the signature page to this Form 8-K/A, are included herein.

          MRI-CT, INC.
          Independent Auditor's Report
          Balance Sheet as of December 31, 1995
          Statement of Income and Retained Earnings for the Year Ended December
            31, 1995
          Statement of Cash Flows for the Year Ended December 31, 1995
          Notes to Financial Statements
          Independent Auditor's Report on Additional Information for the Year
            Ended December 31, 1995
          Operating Expenses for the Year Ended December 31, 1995

          Independent Auditor's Report
          Balance Sheets as of December 31, 1994, 1993 and 1992
          Statements of Income for the Years Ended December 31, 1994, 1993 and
            1992
          Statements of Retained Earnings for the Years Ended December 31, 1994,
            1993 and 1992
          Statements of Cash Flows for the Year Ended December 31, 1994, 1993
            and 1992
          Notes to Financial Statements


     (b) Pro Forma Financial Information
         -------------------------------

     On January 9, 1996, Medical Resources, Inc. (the "Company") consummated the acquisition (the "Acquisition") of the business assets of MRICT, a New York Corporation based in New York, New York (the "Seller") comprised primarily of four diagnostic imaging centers located at (i) 197 Third Avenue, New York, New York, (ii) 6511 Ft. Hamilton Parkway, Brooklyn, New York, (iii) 1401 Ocean Avenue, Brooklyn, New York and (iv) 1612 St. Peters Avenue, Bronx, New York.
The Acquisition was consummated pursuant to an Asset Purchase Agreement (the "Agreement") dated as of December 21, 1995 by and among the Company and the Seller. Pursuant to the Agreement, a wholly owned subsidiary of the Company acquired substantially all of the business assets of the Seller for a combination of $553,000 cash, 194,113 shares of common stock and a $88,000 note payable at prime due January 9, 2001.

     The Pro Forma Consolidated Statements of Operations ("Financial Statements") combines the individual Financial Statements of the Company and MRICT for the year ended December 31, 1995 after giving effect to the pro forma adjustments described in the Notes to Pro Forma Financial Statements.

     The following consolidated pro forma data reflects the Acquisition of MRICT as if it occurred on January 1, 1995. The following unaudited pro forma information does not purport to be indicative of the results which would actually have been obtained had the Acquisitions been completed during the periods presented or which may be obtained in the future.

                               TABLE OF CONTENTS
                               -----------------


MRI-CT:
  Independent Auditor's Report
  Balance Sheet as of December 31, 1995
  Statement of Income and Retained Earnings for the year ended
    December 31, 1995
  Statement of Cash Flows for the year ended December 31, 1995 Notes to the Financial Statements
  Independent Auditor's Report on Additional Information Operating Expenses for the Year Ended December 31, 1995

  Independent Auditor's Report
  Balance Sheets as of December 31, 1994, 1993 and 1992
  Statements of Income for the years ended December 31, 1994,
    1993 and 1992
  Statements of Retained Earnings for the years ended
    December 31, 1994, 1993 and 1992
  Statements of Cash Flows for the years ended December 31,
    1994, 1993 and 1992
  Notes to the Financial Statements
  Pro Forma Information

                                BARD & GLASSMAN
                         CERTIFIED PUBLIC ACCOUNTANTS

                    342 MADISON AVENUE - NEW YORK, NY 10173
                                   ---------
                                (212) 599-2880
                              FAX: (212) 599-3517



                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and
Stockholders of  MRI-CT, Inc.:

        We have audited the accompanying balance sheet of MRI-CT, INC. as of December 31, 1995, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. we believe that our audit provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MRI-CT, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                      /s/ Bard & Glassman

New York,  New York

February 2, 1996

                                  MRI-CT, INC.

                                  BALANCE SHEET
                                DECEMBER 31, 1995

                                     ASSETS

Current assets;
        Cash ...................................................      $   25,823
        Accounts receivable ....................................       1,419,266
        Tax refund receivable ..................................           1,006
        Prepaid taxes ..........................................           5,085
        Prepaid expenses .......................................          12,584
        Other current assets ...................................           1,000
                                                                      ----------
               Total current assets ............................       1,464,764

Property and equipment  (less accumulated
    depreciation of $6,101,349) ................................       3,258,101

Security deposits ..............................................          71,905
Deferred lease acquisition costs ...............................          16,188
                                                                      ----------
                                                                      $4,810,958
                                                                      ==========

                                   LIABILITIES

Current liabilities;
    Note payable to Trust u/w/o Elias Rand .....................      $1,100,000
    Accounts payable and accrued expenses ......................         690,146
    Current portion of note payable - Du Pont ..................          43,830
    Current Portion of capital lease obligations ...............         668,456
                                                                      ----------
               Total current liabilities .......................       2,502,432

Note payable - Du Pont (less current portion above) ............          56,556
Capital lease obligations  (less current portion above) ........       1,158,383
                                                                      ----------
                                                                       3,717,371
                                                                      ----------


                              STOCKHOLDER'S EQUITY

Capital stock - 175 shares authorized,
    issued and outstanding, no par value .......................           5,831
Retained earnings ..............................................       1,087,756
                                                                      ----------
                                                                       1,093,587
                                                                      ----------
                                                                      $4,810,958
                                                                      ==========

                                  MRI-CT, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Revenues ........................................................   $ 5,104,532
                                                                    -----------
Expenses:
    Operating expenses ..........................................     5,177,805
    Depreciation and amortization ...............................       971,105
                                                                    -----------
                                                                      6,148,910
                                                                    -----------
Net loss from operations ........................................    (1,044,378)

Interest income .................................................        71,240
                                                                    -----------
Net loss before tax provision ...................................      (973,138)

Income tax provision ............................................        (4,282)
                                                                    -----------
Net loss ........................................................      (977,420)

Retained earnings - January 1, 1995 .............................     2,065,176
                                                                    -----------

Retained earnings - December 31, 1995 ...........................   $ 1,087,756
                                                                    ===========

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES:
----------------------

    Property and equipment - Property and equipment are recorded at cost. Depreciation is computed using the straight-line and accelerated methods over the expected useful lives of the assets. Leasehold improvements incurred to accommodate leased medical equipment are amortized over the remaining term of the applicable leases or their useful lives, whichever is shorter. Expenditures for maintenance and repairs are charged to expense, while those for renewals and betterments are capitalized. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts with any resulting gain or loss reflected in earnings. For tax purposes property and equipment are depreciated using accelerated methods. Deferred taxes are provided on the difference between the depreciation for tax and report purposes.

    Income Taxes - the shareholder of the Company consented to the election by the corporation to be treated as an "S" corporation under the Internal Revenue Code. Accordingly, there is no provision for Federal tax included in the financial statements.


PROPERTY AND EQUIPMENT:
-----------------------

    Property and equipment as of December 31, 1995 is summarized as follows:

                                                     Cost and         Estimated
                                                    Book Value      Useful Lives
                                                   -------------    ------------
Capitalized leases ..........................        $4,071,090       5-7 years
Medical equipment ...........................         4,547,010       5-7 years
Office equipment ............................           173,141         5 years
Automobiles .................................            24,345         5 years
Leasehold improvements ......................           543,864       5-7 years
                                                      ---------
                                                      9,359,450
                                                      ---------
Less accumulated depreciation:

    Capitalized leases ......................         1,982,200
    Other assets ............................         4,119,149
                                                      ---------
                                                      6,101,349
                                                      ---------

Net fixed assets ............................        $3,258,101
                                                      =========


(Continued)

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

SECURITY DEPOSITS:
------------------

    The Company has various security deposits outstanding on leased equipment.


GOODWILL AND OTHER
DEFERRED CHARGES:
------------------

    The company purchased a medical facilities area at Westchester Square Hospital in 1991. In connection with this purchase, the Company entered into a restrictive covenant agreement for which it paid $250,000. This amount was amortized over the three years from 1991 to 1993. The Company also assumed a capital lease on equipment and a rental lease at a cost of $190,812. The costs incurred with respect to these leases were deferred and were amortized over the respective lease terms. In addition, the Company recorded goodwill of $31,375 in connection with this acquisition which was amortized over four years.


NOTE PAYABLE TO
TRUST U/W/O ELIAS RAND:
-----------------------

    At December 31, 1995, MRI-CT had a demand loan outstanding payable to its shareholder, the Trust u/w/o Elias Rand amounting to $1,100,00. The loan carries interest at the prime rate. At December 31, 1995, the interest rate was 8.75%.


NOTE PAYABLE DU PONT:
---------------------

    The Company finances several pieces of imaging equipment from E.I. du Pont de Nemours & Company (Du Pont). The Company is required to purchase all of its film from Du Pont and a portion of the Company's film purchases is credited by Du Pont to the loan. The loan carries interest at approximately 8% per annum. The note is payable as follows:

For the year ended December 31,

    1996.......................................       $       48,000
    1997.......................................               48,000
    1998.......................................               16,960
                                                      --------------
                                                             112,960
    Less amount representing interest..........               12,574
                                                      --------------
                                                      $      100,386
                                                      ==============

(Continued)

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

LEASES:
-------

    MRI-CT capitalizes leases in accordance with Statement of Financial Accounting Standards No. 13, Accounting for Leases. the Company leases various types of medical equipment with lease terms of five years.

    Future minimum lease payments under capital leases consisted of the following at December 31, 1995.

For the year ending December 31,
    1996...............................               $      805,133
    1997...............................                      773,548
    1998...............................                      419,886
    1999...............................                       69,240
                                                      --------------
Total minimum lease payments...........                    2,067,807
Less amount representing interest......                      240,968
                                                      --------------
Present value of net minimum lease payments           $    1,826,839
                                                      ==============

COMMITMENTS AND CONTINGENCIES:
------------------------------

    MRI-CT, Inc. leases space at two locations under leases that expire November 30,1998 and August 31, 2000. The current base annual rent is $330,120 plus escalation.

    At December 31, 1995, the required minimum lease payments regarding the above for the next five years are as follows:

For the year ending:
    1996...............................               $      341,808
    1997...............................                      340,118
    1998...............................                      335,762
    1999...............................                      162,996
    2000...............................                      108,664
                                                      --------------
                                                      $    1,289,348
                                                      ==============


    The Company occupies two other locations on a month to month basis. Reference is made to the note "Related Party Transactions".

   MRI-CT's employment agreement with the chief executive officer ends December 31, 1997. Under the terms of the agreement, the officer receives a base salary plus a percentage of gross receipts. On January 9, 1996 the employment agreement was terminated and $200,00 was paid to the officer.

    The Company is a party to various services contracts covering its equipment.


(Continued)

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


RELATED PARTY TRANSACTIONS:
---------------------------

    MRI-CT rents space at two locations from the Trust u/w/o Elias Rand at a total of $6,500 per month plus real estate taxes. In addition, the Company rents space from Sonja Rand at $4,500 per month plus maintenance. These leases are on a month to month basis.

    In 1995, the Company billed its affiliate MRI-CT Scanning, P.C. $322,848 for administrative , technical, diagnostic imaging equipment and related services. Accounts receivable at December 31, 1995 includes $112,295 from MRI-CT Scanning, P.C.


LITIGATION:
-----------

    The Company is a defendant in a defendant in a lawsuit brought by a former employee. The financial statements include a provision of $35,000 for settlement of the lawsuit, which in the opinion of management is adequate.


MAJOR CUSTOMERS  AND
CREDIT RISK CONCENTRATION:
--------------------------

    The Company's revenue and accounts receivable is derived from providing administrative and technical services, diagnostic imaging equipment and related services to various radiology practices.

    The Company maintains cash balances at several financial institutions. Account balances are insured by the Federal Deposit Insurance Corporation for up to $100,000 per bank account.


SUBSEQUENT EVENT:
-----------------

    On January 9, 1996, the Company sold substantially all of its assets and liabilities.

BARD & GLASSMAN
CERTIFIED PUBLIC ACCOUNTANTS

                                        342 MADISON AVENUE - NEW YORK, NY 10173
                                                       ---------
                                                    (212) 599-2880
                                                  FAX: (212) 599-3517

                          INDEPENDENT AUDITOR'S REPORT
                            ON ADDITIONAL INFORMATION

To the Board of Directors and
Stockholders of MRI-CT, Inc.:

        Our report on our audit of the basic financial statements of MRI-CT, Inc. for 1995 appears in the preceding section. The audit were made for the purpose of forming an opinion on the basic financial statements taken as a whole. the schedule of operating expenses presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audition procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                 /s/ Bard & Glassman
New York, New York

February 2, 1996

                                  MRI-CT, INC.

                               OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Salaries and wages ..........................................         $2,098,407
Service and supplies ........................................            360,820
Repairs and maintenance - medical equipment .................            822,881
Interest ....................................................            297,615
Professional fees ...........................................            247,910
Rent and maintenance ........................................            532,235
Utilities ...................................................            109,196
Insurance ...................................................            163,671
Payroll taxes ...............................................            156,090
Telephone ...................................................             96,717
Office expenses and supplies ................................            134,850
Auto expenses ...............................................             18,689
Travel and entertainment ....................................              1,675
Delivery and postage ........................................             34,441
Outside service .............................................             61,042
Security ....................................................             13,256
Miscellaneous expenses ......................................             28,310
                                                                      ----------
                                                                      $5,177,805
                                                                      ==========

                                BARD & GLASSMAN
                         CERTIFIED PUBLIC ACCOUNTANTS

                    342 MADISON AVENUE - NEW YORK, NY 10173
                                   ---------
                                (212) 599-2880
                              FAX: (212) 599-3517



                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and
Stockholders of MRI-CT, Inc.:

    We have audited the accompanying balance sheets of MRI-CT, Inc. as of December 31, 1994, 1993, and 1992, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MRI-CT, Inc. as of December 31, 1994, 1993, and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                        /s/ Bard & Glassman

New York, New York

October 6, 1995

                                  MRI-CT, INC.

                                 BALANCE SHEET
                                  DECEMBER 31,



                                     ASSETS



                                             1994          1993          1992
Current assets:                           ----------    ----------    ----------

    Cash .............................    $  274,002    $  365,905    $  409,977
    Accounts receivable ..............     1,478,334     1,229,614       586,753
    Tax refunds receivable ...........           885        85,925          --
    Prepaid taxes ....................         8,269         9,896       107,299
    Prepaid expenses .................        57,102        70,794          --
    Other current assets .............        21,700        31,998        46,998
    Receivable from stockholder ......          --            --         300,000
                                         -----------    -----------    ---------
           Total current assets ......     1,840,292     1,794,132     1,451,027

Property and equipment (less
    accumulated depreciation .........     4,116,079     3,649,136     4,514,488

Security deposits ....................        71,205       107,135        37,285
Deferred lease acquisition costs .....        25,438        34,688        43,938

Goodwill .............................         5,882        13,726        21,570
Construction in progress .............          --         332,000          --
Collateral receivable ................          --         209,000       209,000
Investments ..........................          --            --          12,600
Restrictive covenant agreement .......          --            --          93,750
                                         -----------    -----------    ---------
                                          $6,058,896    $6,139,817    $6,383,658

(Continued)

                                  MRI-CT, INC.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



Cash flows from operating activities;
    Cash receipts:
        Cash received from customers ..............                  $ 5,163,600
        Interest received .........................                       71,240
                                                                     -----------
           Total cash received ....................                    5,234,840

    Cash payments:
        Cash paid for cost of revenues and
           general and administrative expenses ....   $ 4,486,484
        Cash paid for taxes .......................         1,098
        Cash paid for interest ....................       297,615
                                                      -----------

           Total cash paid ........................                    4,785,197
                                                                     -----------
Net cash flows provided by operating activities ...                      449,643

Cash flows from investing activities:

    Purchase of property and equipment ............                      (97,994)

Cash flows from financing activities:

    Proceeds from equipment financing .............        74,193
    Repayment of note payable - Du Pont ...........       (60,469)
    Payments on capital lease obligations .........      (613,552)
                                                      -----------
        Net cash flows used in financing activities                     (599,828)
                                                                     -----------

Net decrease in cash ..............................                     (248,179)

Cash - January 1, 1995 ............................                      274,002
                                                                     -----------

Cash - December 31, 1995 ..........................                  $    25,823
                                                                     ===========

                                  MRI-CT, INC.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



Reconciliation of net loss to net cash flow from operating activities:
Net loss ..........................................................               $ (977,420)

Non-cash expenses, revenues, losses and gains included in net loss:

        Depreciation and amortization .............................   $ 971,105         --
        Decrease in accounts receivable ...........................      59,068         --
        Decrease in prepaid corporate taxes .......................       3,184         --
        Decrease in prepaid expenses ..............................      44,518         --
        Decrease in other current assets ..........................      19,879         --
        Increase in accounts payable
             and accrued expenses .................................     329,309    1,427,063
                                                                      ---------    ---------

Net cash flow provided by operating activities ....................                $ 449,643
                                                                                   =========

                                  MRI-CT, INC.

                                 BALANCE SHEET
                                  DECEMBER 31,





                                   LIABILITIES

                                               1994          1993         1992
                                           ------------  -----------  ----------
Current liabilities:

    Loan payable ........................   $1,100,000   $1,100,000   $1,150,000
    Accounts payable
        and accrued expenses ............      360,837      224,690       73,380
    Current portion of
        note payable - Du Pont ..........       70,000       60,000       66,300
    Current portion of
        capital lease obligations .......      613,550      361,890      515,010
                                            ----------   ----------   ----------
           Total current liabilities ....    2,144,387    1,746,580    1,804,690

Note payable - Du Pont
    (less current portion above) ........       16,662       92,860      146,554
Capital lease obligations
    (less current portion above) ........    1,826,840      972,988    1,311,351
Deferred income taxes payable ...........         --          1,000       10,000
Construction loan .......................         --        332,000         --

                                             3,987,889    3,145,428    3,272,595
                                            ----------   ----------   ----------


                              STOCKHOLDER'S EQUITY

Capital stock - 175 shares
 authorized, issued and
  outstanding, nor par value ............      5,831        5,831        5,831
Retained earnings .......................  2,065,176    2,988,558    3,105,232
                                          ----------   ----------   ----------
                                          2,0717,007    2,994,389    3,111,063
                                          ----------   ----------   ----------
                                          $6,058,896   $6,139,817   $6,383,658
                                          ==========   ==========   ==========




                See accompanying notes to financial statements.

                                  MRI-CT, INC.

                               STATEMENT OF INCOME

                        FOR THE YEARS ENDED DECEMBER 31,

                                            1994           1993          1992
                                        -----------    -----------    ----------
Revenues ............................   $ 5,892,163    $ 6,713,119    $5,921,597

Expenses:
    Operating expenses ..............     5,290,223      5,571,539     4,134,949
    depreciation and amortization ...     1,173,489      1,268,578     1,300,160
                                        -----------    -----------    ----------
                                          6,463,712      6,840,117     5,435,109
                                        -----------    -----------    ----------
Net income (loss) from operations ...      (571,549)      (126,998)      486,488

Rental income .......................          --             --           4,500
Interest income .....................        51,548         29,416        22,757

Gain (loss) on sale of property .....      (102,345)       (16,308)       30,305
Loss on liquidation of collateral ...      (209,000)          --            --
Settlement of prior year's tax audit        (61,210)          --            --
Estimated litigation settlement cost        (30,000)          --            --
                                        -----------    -----------    ----------
Net income (loss)
    before tax provision ............      (922,556)      (113,890)      544,050

Income tax provision ................           826          2,784        67,866
                                        -----------    -----------    ----------
Net income (loss) ...................   $  (923,382)   $  (116,674)   $  476,184
                                        ===========    ===========    ==========




                 See accompanying notes to financial statements.

                                  MRI-CT, INC.

                         STATEMENT OF RETAINED EARNINGS
                        FOR THE YEARS ENDED DECEMBER 31,

                                            1994           1993          1992
                                        -----------    -----------    ----------
Retained earnings-
    beginning of year ...............   $ 2,988,558    $ 3,105,232    $3,142,548

Net income (loss) ...................      (923,382)      (116,674)      476,184
                                        -----------    -----------    ----------
                                          2,065,176      2,988,558     3,618,732

Distributions .......................          --             --         513,500
                                        -----------    -----------    ----------
Retained earnings - end of year .....   $ 2,065,176    $ 2,988,558    $3,105,232
                                        ===========    ===========    ==========




                See accompanying notes to financial statements.

                                  MRI-CT, INC.

                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                        1994           1993           1992
                                                    -----------    -----------    -----------
Cash flows from operating activities:

        Cash receipts:
           Cash received from customers .........   $ 5,643,444    $ 6,070,258    $ 6,597,313
           Interest received ....................        51,548         29,416         22,757
           Tax refunds received .................        94,936           --           36,259
           Rent income received .................          --             --            4,500
                                                    -----------    -----------    -----------
               Total cash received ..............     5,789,928      6,099,674      6,660,829
                                                    -----------    -----------    -----------
        Cash payments :

          Cash paid for cost of revenues and

             general and administrative expenses      4,884,075      5,234,229      4,322,688
          Cash paid for taxes ...................        10,096            306        100,778
          Cash paid for interest ................       337,221        241,794        228,380
                                                    -----------    -----------    -----------
               Total cash paid ..................     5,231,392      5,476,329      4,651,846
                                                    -----------    -----------    -----------
                   Net cash provided by
                    operating activities ........       558,536        623,345      2,008,983
                                                    -----------    -----------    -----------
Cash flows from investing activities:

    Proceeds from sale of property & equipment ..       109,000          3,500            500
    Purchase of property & equipment ............    (1,834,683)      (312,190)    (1,776,079)
    Repayment of note receivable from stockholder          --          300,000         50,000
    Liquidation of investments ..................          --           12,600         12,600
    Return of  (increase in)
      security deposit on capital lease .........        35,930        (69,850)        89,237
                                                    -----------    -----------    -----------
          Net cash used in investing activities .    (1,689,753)       (65,940)    (1,623,742)
                                                    -----------    -----------    -----------


(Continued)

                                  MRI-CT, INC.

                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,


                                                1994          1993          1992
                                            -----------    ----------   -----------
Cash flows form financing activities:

    Proceeds form capital lease loan ....   $ 1,660,000    $  53,355    $ 1,403,480
    Payments on capital lease obligations      (554,488)    (544,838)    (1,143,877)
    Repayment of note payable - Du Pont .       (66,198)     (59,994)       (60,695)
    Repayment of loan ...................          --        (50,000)          --
    Repayment of payable to stockholder .          --           --         (250,000)
    Distributions to stockholder ........          --           --         (513,500)
                                            -----------    ----------   -----------
        Net cash provided by
          (used in) financing activities      1,039,314     (601,477)      (564,592)
                                            -----------    ----------   -----------
Net decrease in cash ....................       (91,903)     (44,072)      (179,351)

Cash - January 1, .......................       365,905      409,977        589,328
                                            -----------    ----------   -----------
Cash - December 31, .....................   $   274,002    $ 365,905    $   409,977
                                            ===========    =========    ===========

(Continued)

                                  MRI-CT, INC.

                            STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                        1994           1993           1992
                                                                    -----------    -----------    -----------
Reconciliation of net income (loss) to net
    cash provided by operating activities;

Net income (loss) ...............................................   $  (923,382)   $  (116,674)   $   476,184

Non-cash expenses, revenues, losses and gains included in income:

       Depreciation and amortization ............................     1,173,489      1,268,578      1,300,160
       (Gain) loss on sale of property ..........................       102,345         16,308        (30,305)
       Loss on liquidation of collateral ........................       209,000           --             --
       (Increase) decrease in accounts receivable ...............      (248,720)      (642,861)       675,716
       (Increase) decrease in prepaid corporate taxes ...........        86,667         11,478         12,147
       (Increase) decrease in prepaid expenses ..................        13,692        (70,794)        20,435
       (Increase) decrease in other current assets ..............        10,298         15,000         84,416
       Increase (decrease) in accounts
          payable and accrued expenses ..........................       136,147        151,310       (520,970)
       Increase (decrease) in deferred taxes payable ............        (1,000)        (9,000)        (8,800)
                                                                    -----------    -----------    -----------
               Net cash provided by
                 operating activities ...........................   $   558,536    $   623,345    $ 2,008,983
                                                                    ===========    ===========    ===========


                See accompanying notes to financial statements.

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS



SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES:
----------------------


    Property and Equipment - Property and equipment are recorded at cost. Depreciation is computed using the straight-line and accelerated methods over the expected useful lives of the assets. Leasehold improvements incurred to accommodate leased medical equipment are amortized over the remaining term of the applicable leases or their useful lives, whichever is shorter. Expenditures for maintenance and repairs are charges to expense, while those for renewals and betterments are capitalized. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts with any resulting gain or loss reflected in earnings. For tax purposes property and equipment are depreciated using accelerated methods. Deferred taxes are provided on the difference between the depreciation for tax and report purposes.

    Income Taxes - The shareholder of the Company consented to the election by the corporation to be treated as an "S" corporation under the Internal Revenue Code. Accordingly, there is no provision for Federal tax included in the financial statements.


RECEIVABLE FROM STOCKHOLDER:
----------------------------

    The receivable from stockholder represented the unpaid balance of the proceeds due on the sale of property and equipment to the shareholder for $350,000. The unpaid balance carried interest at 8% per annum. $50,000 was repaid in March, 1993 and the balance of $250,000 was repaid in July, 1993.

(Continued)

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS

PROPERTY AND EQUIPMENT:
-----------------------

    Property and equipment is summarized as follows:

                                     1994          1993          1992
                                 -----------   -----------   -----------
Capitalized leases ...........   $ 3,299,691   $ 7,295,218   $10,949,590
Medical equipment ............     5,242,776     2,381,188     2,195,166
Office equipment .............       173,141       168,307       100,423
Automobiles ..................        24,346        24,346        55,495
Leasehold improvements .......       521,501     1,138,835     1,087,395
                                 -----------   -----------    ----------
                                   9,261,455    11,007,894    14,388,069
                                 -----------   -----------    ----------

Less accumulated depreciation:

    Capitalized leases .......   $   713,426   $  5,071,887  $ 7,992,204
    Other assets..............     4,431,950      2,286,871    1,881,377
                                 -----------   ------------  -----------
                                   5,145,376      7,358,758    9,873,581
                                 -----------   ------------  -----------
Net fixed assets..............   $ 4,116,079   $  3,649,136  $ 4,514,488
                                 ===========   ============  ===========

INVESTMENTS:
------------

    At December 31, 1992, the investment account consisted of $12,600 principal amount of the Westchester Square Hospital's 12-1/2% debentures, due October 1, 1993. The debenture were repaid in semi-annual installments of $6,300 each on April 1, and October 1, 1993.


CONSTRUCTIONS IN PROGRESS
CONSTRUCTION LOAN:
-------------------------

    The Company installed a new MRI in the New York office in 1994 at a total cost of $1,660,000. As of December 31, 1993 the finance company had advanced $332,000 to the vender doing the installation. The interest rate on the loan was 8%.


SECURITY DEPOSITS:
------------------

    The Company has various security deposits outstanding on leased equipment.


(Continued)

                                 MRI-CT, INC.

                         NOTES TO FINANCIAL STATEMENTS


COLLATERAL RECEIVABLE:
----------------------

    On October 17, 1989 the Company was advised UMB Bank and Trust company (UMB) liquidated collateral with a face value of $209,000 deposited by the sole stockholder as security on leases entered into by the Company and UMB. The Company reimbursed the stockholder for the collateral and demanded the return of the collateral from UMB. Management felt that the Company has fulfilled all of its under the leases, that the liquidation of the collateral was improper, and expected full recovery. In 1994 the Company determined that the collateral was uncollectible and a provision was made in the financial statements to reflect the loss.


GOODWILL AND OTHER DEFERRED CHARGES:
------------------------------------

    The Company purchased a medical facilities area at Westchester Square Hospital in 1990. In connection with this purchase, the Company entered into a restrictive covenant agreement for which it paid $250,000. This amount was amortized over the three years from 1991 to 1993. The Company also assumed a capital lease on equipment and a rental lease at a cost of $190,812. The costs incurred with respect to these leases were deferred and are being amortized over the respective lease terms.

    In addition, the Company recorded goodwill of $31,375 in connection with this acquisition which is being amortized over four years.


LOAN PAYABLE:
-------------

    The Company had two demand loans payable to the Bank of New York totaling $1,150,000. The loans were secured by marketable securities owned by the sole stockholder and carried interest at the prime rate. In 1993, the Company repaid $50,000 of the loan. In September, 1994 the bank called the loan and liquidated the collateral securities owned by the estate of the late stockholder in payment thereof. The Company then executed a note payable to the estate for the same amount, terms and conditions as the loan from the bank. The estate then assigned the note to the trust established by the late stockholder. At December 31, 1994 the interest rate on the loan was 8.75% per annum.

                                 MRI-CT, INC.

                         NOTES TO FINANCIAL STATEMENTS



LEASES:
-------

    MRI-CT capitalizes leases in accordance with Statement of Financial Accounting Standards No. 13, Accounting for Leases. The Company leases various types of medical equipment with lease terms of five years.

    Future minimum lease payments under capital leases consisted of the following :

Fiscal year ending December 31,             1994         1993         1992
                                         ----------   ----------   ----------
1993..................................   $     --     $     --     $  658,676
1994..................................         --        422,680      412,009
1995..................................      805,128      392,440      381,769
1996..................................      805,128      389,691      379,020
1997..................................      773,550      358,115      347,447
1998..................................      419,895         --           --
1999..................................       69,240         --           --
                                         ----------   ----------   ----------
Total minimum lease payments..........   $2,872,941   $1,568,262   $2,178,921

Less amount
  representing interest...............      432,551      233,384      352,560
                                         ----------   ----------   ----------
Present value of net
  minimum lease payments..............   $2,440,390   $1,334,878   $1,826,361
                                         ==========   ==========   ==========

NOTE PAYABLE - DU PONT:
-----------------------

    The Company finances several pieces of imaging equipment from E.I. Du Pont De Nemours & Company. A portion of the Company's film purchases is credited by Du Pont to the loan. The loan carries interest at approximately 8% per annum.


INCOME TAXES:
-------------

    The income tax provision in the statement of income is summarized as follows:

                                             1994          1993       1992
                                          --------      --------   ---------
Current expense -
    state and local ................      $ 1,826       $ 11,784   $ 76,666
Deferred tax credit ................       (1,000)        (9,000)    (8,800)
                                          -------       --------   --------
Total charged to operations ........      $   826       $  2,784   $ 67,866
                                          =======       ========   ========
(Continued)

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS


COMMITMENTS AND CONTINGENCIES:
------------------------------

    MRI-CT, Inc. leases space at two location under leases that expire November 30, 1998 and August 31, 2000. The current base annual rent is $330,120 plus escalation.

    At December 31, 1994, the required minimum lease payments regarding the above for the next five years are as follows:

 1995................................................       $  332,503
 1996................................................          341,808
 1997................................................          340,118
 1998................................................          335,762
 1999................................................          162,996
                                                            ----------
                                                            $1,513,187

    MRI-CT's employment agreement with the chief executive officer ends December 31, 1997. Under the terms of the agreement, the officer receives a base salary plus a percentage of gross receipts.


RELATED PARTY TRANSACTIONS:
---------------------------

    MRI-CT rents space at two locations from the Trust u/w/o Elias Rand at total of $6,500 per month plus real estate taxes. In addition, the Company rents space from Sonja Rand at $4,500 per month plus real estate taxes. These leases are on a month to month basis.

MAJOR CUSTOMER AND
CREDIT RISK CONCENTRATION:
--------------------------

    The Company's revenue and accounts receivable is derived from providing administrative and technical services, diagnostic imaging equipment and related services to various radiology practices.

    The Company maintains cash balances at several financial institutions. Account balances are insured by the Federal Deposit Insurance Corporation for up to $100,00 per bank account.

                            MEDICAL RESOURCES, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)

                                             As of December 31, 1995
                                --------------------------------------------------------
                                                                         Pro Forma
                                   Medical                     -------------------------
             ASSETS             Resources, Inc.  MRI-CT, Inc.  Adjustments         Total
             ------             ---------------  ------------  -----------         -----

Current assets:
  Cash and cash equivalents        $ 3,934,677  $      25,823    ($553,245) (1)  $ 3,497,370
                                                                  ($25,823) (2)

   Short term investments                    -              -            -                 -
   Accounts receivable, net         13,837,637      1,419,266     (375,018) (2)   14,881,885
   Inventory                                 -              -            -                 -
   Other assets                        477,062          7,091       28,909  (2)      513,062
   Deferred tax asset                1,871,397              -            -         1,871,397
   Prepaid expenses                  1,074,459         12,584       (1,869) (2)    1,085,174
                                   -----------     ----------   -----------      -----------
      Total current assets          21,195,232      1,464,764     (836,931)       21,823,065

  Property, plant and
   equipment                        11,530,159      3,258,101   (2,174,601) (2)   12,613,659
  Other assets                       2,287,769         88,093      177,907  (2)    2,553,769
  Goodwill                           9,122,663              -    1,555,310  (1)   10,572,762
                                                                (1,093,587) (3)
                                                                 1,078,491  (2)
                                   -----------     ----------   -----------      -----------
      Total assets                 $44,135,823     $4,810,958  ($1,383,526)      $47,563,255
                                   ===========     ==========   ===========      ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------

Current liabilities:
  Current portion of notes
   payable                         $   957,884     $1,143,830  $(1,143,830) (2)  $   957,884
  Current portion of
   obligations under
   capital leases                    3,244,652        668,456     (354,710) (2)    3,558,398
  Accounts payable and
   accrued expenses                  4,602,926        690,146      263,092  (2)    5,556,164
  Other current liabilities          1,405,875              -            -                 -
  Income taxes payable                 245,899              -            -           245,899
                                   -----------     ----------   -----------      -----------
      Total current liabilities     10,457.236      2,502,432   (1,235,448)       11,724,220

Notes payable                        4,448,974         56,556       88,315  (1)    4,537,289
                                                                   (56,556) (2)
Obligations under capital
 leases                              6,707,650      1,158,383            -         7,866,033
Convertible debentures               4,350,000              -            -
Other longterm liabilities           1,205,627              -            -         1,205,627
                                   -----------     ----------   -----------      -----------
     Total liabilities              27,169,487      3,717,371   (1,203,689)       29,683,169
                                   -----------     ----------   -----------      -----------

Commitments and contingencies

Stockholders' equity:
 Common stock, $.01 par
   value, 20,000,000 shares
   authorized, 7,697,500 pro
   forma number of shares issued
   and outstanding at December
   31, 1994                             76,975          5,831        1,941  (1)       78,916
                                                                    (5,831) (3)
Common stock to be issued            1,721,250              -            -         1,721,250
 Additional paid-in capital         20,834,922              -      911,809  (1)   21,746,731
 Retained (deficit)                 (4,298,678)     1,087,756   (1,087,756) (3)   (4,298,678)
Less 255,000 common shares
 in treasury, at cost               (1,368,133)             -            -        (1,368,133)
                                   -----------     ----------   -----------      -----------
    Total stockholders'
     equity                         16,966,336      1,093,587     (179,837)       17,880,086
                                   -----------     ----------   -----------      -----------
    Total liabilities and
     stockholders' equity          $44,135,823     $4,810,958  ($1,383,526)      $47,563,255
                                   ===========     ==========   ===========      ===========

                            MEDICAL RESOURCES, INC.

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                  (Unaudited)


                                                                For the year ended December 31, 1995
                                                    ----------------------------------------------------------------
                                                                                                Pro Forma
                                                        Medical                      -------------------------------
                                                    Resources, Inc.  MRI-CT, Inc.    Adjustments           Total
                                                    ---------------  -------------   ------------        -----------
Net service revenue                                     $51,993,758      5,104,532      $       0        $57,098,290
                                                        -----------     ----------      ---------        -----------

Operating expenses of services                           31,563,796      5,177,805              -         36,741,601
Provisions for uncollectible accounts receivable          3,377.862              -              -          3,377,862
Corporate general and administrative                      4,978,045              -              -          4,978,045
Depreciation and amortization                             4,567,144        971,105       (289,205)  (4)    5,249,044
                                                        -----------     ----------      ---------        -----------
     Operating income (loss)                              7,506,911     (1,044,378)       289,205          6,751,738
Interest (income)/expense                                 1,829,017        (71,240)             -          1,757,777
                                                        -----------     ----------      ---------        -----------
Income (loss) before minority interest and
 income taxes                                             5,677,894       (973,138)       289,205          4,993,961
Minority interest in losses of joint ventures
 and limited partnerships                                   124,085              -              -            124,085
                                                        -----------     ----------      ---------        -----------
Income before income taxes                                5,801,979       (973,138)       289,205          5,118,046
Provision for income taxes                                1,659,111          4,282       (271,016)  (5)    1,392,377
                                                        -----------     ----------      ---------        -----------
Income from continuing operations                       $ 4,142,868      ($977,420)     $ 560,221        $ 3,725,669
                                                        ===========     ==========      =========        ===========

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
----------------------------------------------------


(1) Adjustment reflects the value of the consideration given by the Company to acquire the net business assets of MRI-CT as outlined in Item 7 (b) of this Form 8-K/A.

(2) Item reflects the carrying value of the assets and liabilities of MRICT as stated in its December 31, 1995 financial statements adjusted to the agreed upon purchase price of such assets acquired and liabilities assumed which were a part of the Acquisition.

(3) The adjustment to stockholders' equity to record the elimination of the common stock and retained earnings of MRICT.

(4) Adjustment to depreciation and amortization reflects the effect of the increase in property, plant and equipment and of goodwill due to the acquisition of the net assets of MRICT. Since the property, plant and equipment of MRICT were acquired at a price less than its carrying value by MRICT, the depreciation was reduced to reflect the depreciation at the purchase price. The property, plant and equipment of $1,083,500 and of goodwill of $1,540,214 from the Acquisition are being amortized over a five and twenty year basis, respectively.

(5) The adjustment to the provision for income taxes reflects the tax effect of the operations of MRICT and the adjustments to depreciation and amortization discussed above, calculated at the Company's statutory tax rate of 39%.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDICAL RESOURCES, INC.


                                    By: /s/ William D. Farrell
                                        -------------------------------------
                                        William D. Farrell
                                        President and Chief Operating Officer

Dated: August 27, 1997

                               TABLE OF CONTENTS
                               -----------------



                                                                  PAGE
                                                                  ----

MRI-CT:
  Independent Auditor's Report                                       8
  Balance Sheet as of December 31, 1995                              9
  Statement of Income and Retained Earnings for the year ended
    December 31, 1995                                               10
  Statement of Cash Flows for the year ended December 31, 1995      11
  Notes to the Financial Statements                                 13
  Independent Auditor's Report on Additional Information            17
  Operating Expenses for the Year Ended December 31, 1995           18

  Independent Auditor's Report                                      19
  Balance Sheets as of December 31, 1994, 1993 and 1992             20
  Statements of Income for the years ended December 31, 1994,
    1993 and 1992                                                   22
  Statements of Retained Earnings for the years ended
    December 31, 1994, 1993 and 1992                                23
  Statements of Cash Flows for the years ended December 31,
    1994, 1993 and 1992                                             24
  Notes to the Financial Statements                                 27


                            MEDICAL RESOURCES, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)

                                             As of December 31, 1995
                                --------------------------------------------------------
                                                                         Pro Forma
                                   Medical                     -------------------------
             ASSETS             Resources, Inc.  MRI-CT, Inc.  Adjustments         Total
             ------             ---------------  ------------  -----------         -----

Current assets:
  Cash and cash equivalents        $ 3,934,677  $      25,823    ($553,245) (1)  $ 3,497,370
                                                                  ($25,823) (2)

   Short term investments                    -              -            -                 -
   Accounts receivable, net         13,837,637      1,419,266     (375,018) (2)   14,881,885
   Inventory                                 -              -            -                 -
   Other assets                        477,062          7,091       28,909  (2)      513,062
   Deferred tax asset                1,871,397              -            -         1,871,397
   Prepaid expenses                  1,074,459         12,584       (1,869) (2)    1,085,174
                                   -----------     ----------   -----------      -----------
      Total current assets          21,195,232      1,464,764     (836,931)       21,823,065

  Property, plant and
   equipment                        11,530,159      3,258,101   (2,174,601) (2)   12,613,659
  Other assets                       2,287,769         88,093      177,907  (2)    2,553,769
  Goodwill                           9,122,663              -    1,555,310  (1)   10,572,762
                                                                (1,093,587) (3)
                                                                 1,078,491  (2)
                                   -----------     ----------   -----------      -----------
      Total assets                 $44,135,823     $4,810,958  ($1,383,526)      $47,563,255
                                   ===========     ==========   ===========      ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------

Current liabilities:
  Current portion of notes
   payable                         $   957,884     $1,143,830  $(1,143,830) (2)  $   957,884
  Current portion of
   obligations under
   capital leases                    3,244,652        668,456     (354,710) (2)    3,558,398
  Accounts payable and
   accrued expenses                  4,602,926        690,146      263,092  (2)    5,556,164
  Other current liabilities          1,405,875              -            -                 -
  Income taxes payable                 245,899              -            -           245,899
                                   -----------     ----------   -----------      -----------
      Total current liabilities     10,457.236      2,502,432   (1,235,448)       11,724,220

Notes payable                        4,448,974         56,556       88,315  (1)    4,537,289
                                                                   (56,556) (2)
Obligations under capital
 leases                              6,707,650      1,158,383            -         7,866,033
Convertible debentures               4,350,000              -            -
Other longterm liabilities           1,205,627              -            -         1,205,627
                                   -----------     ----------   -----------      -----------
     Total liabilities              27,169,487      3,717,371   (1,203,689)       29,683,169
                                   -----------     ----------   -----------      -----------

Commitments and contingencies

Stockholders' equity:
 Common stock, $.01 par
   value, 20,000,000 shares
   authorized, 7,697,500 pro
   forma number of shares issued
   and outstanding at December
   31, 1994                             76,975          5,831        1,941  (1)       78,916
                                                                    (5,831) (3)
Common stock to be issued            1,721,250              -            -         1,721,250
 Additional paid-in capital         20,834,922              -      911,809  (1)   21,746,731
 Retained (deficit)                 (4,298,678)     1,087,756   (1,087,756) (3)   (4,298,678)
Less 255,000 common shares
 in treasury, at cost               (1,368,133)             -            -        (1,368,133)
                                   -----------     ----------   -----------      -----------
    Total stockholders'
     equity                         16,966,336      1,093,587     (179,837)       17,880,086
                                   -----------     ----------   -----------      -----------
    Total liabilities and
     stockholders' equity          $44,135,823     $4,810,958  ($1,383,526)      $47,563,255
                                   ===========     ==========   ===========      ===========

                            MEDICAL RESOURCES, INC.

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                  (Unaudited)


                                                                For the year ended December 31, 1995
                                                    ----------------------------------------------------------------
                                                                                                Pro Forma
                                                        Medical                      -------------------------------
                                                    Resources, Inc.  MRI-CT, Inc.    Adjustments           Total
                                                    ---------------  -------------   ------------        -----------
Net service revenue                                     $51,993,758      5,104,532      $       0        $57,098,290
                                                        -----------     ----------      ---------        -----------

Operating expenses of services                           31,563,796      5,177,805              -         36,741,601
Provisions for uncollectible accounts receivable          3,377.862              -              -          3,377,862
Corporate general and administrative                      4,978,045              -              -          4,978,045
Depreciation and amortization                             4,567,144        971,105       (289,205)  (4)    5,249,044
                                                        -----------     ----------      ---------        -----------
     Operating income (loss)                              7,506,911     (1,044,378)       289,205          6,751,738
Interest (income)/expense                                 1,829,017        (71,240)             -          1,757,777
                                                        -----------     ----------      ---------        -----------
Income (loss) before minority interest and
 income taxes                                             5,677,894       (973,138)       289,205          4,993,961
Minority interest in losses of joint ventures
 and limited partnerships                                   124,085              -              -            124,085
                                                        -----------     ----------      ---------        -----------
Income before income taxes                                5,801,979       (973,138)       289,205          5,118,046
Provision for income taxes                                1,659,111          4,282       (271,016)  (5)    1,392,377
                                                        -----------     ----------      ---------        -----------
Income from continuing operations                       $ 4,142,868      ($977,420)     $ 560,221        $ 3,725,669
                                                        ===========     ==========      =========        ===========

                                BARD & GLASSMAN
                         CERTIFIED PUBLIC ACCOUNTANTS

                    342 MADISON AVENUE - NEW YORK, NY 10173
                                   ---------
                                (212) 599-2880
                              FAX: (212) 599-3517



                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and
Stockholders of  MRI-CT, Inc.:

        We have audited the accompanying balance sheet of MRI-CT, INC. as of December 31, 1995, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. we believe that our audit provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MRI-CT, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                      /s/ Bard & Glassman

New York,  New York

February 2, 1996

                                  MRI-CT, INC.

                                  BALANCE SHEET
                                DECEMBER 31, 1995

                                     ASSETS

Current assets;
        Cash ...................................................      $   25,823
        Accounts receivable ....................................       1,419,266
        Tax refund receivable ..................................           1,006
        Prepaid taxes ..........................................           5,085
        Prepaid expenses .......................................          12,584
        Other current assets ...................................           1,000
                                                                      ----------
               Total current assets ............................       1,464,764

Property and equipment  (less accumulated
    depreciation of $6,101,349) ................................       3,258,101

Security deposits ..............................................          71,905
Deferred lease acquisition costs ...............................          16,188
                                                                      ----------
                                                                      $4,810,958
                                                                      ==========

                                   LIABILITIES

Current liabilities;
    Note payable to Trust u/w/o Elias Rand .....................      $1,100,000
    Accounts payable and accrued expenses ......................         690,146
    Current portion of note payable - Du Pont ..................          43,830
    Current Portion of capital lease obligations ...............         668,456
                                                                      ----------
               Total current liabilities .......................       2,502,432

Note payable - Du Pont (less current portion above) ............          56,556
Capital lease obligations  (less current portion above) ........       1,158,383
                                                                      ----------
                                                                       3,717,371
                                                                      ----------


                              STOCKHOLDER'S EQUITY

Capital stock - 175 shares authorized,
    issued and outstanding, no par value .......................           5,831
Retained earnings ..............................................       1,087,756
                                                                      ----------
                                                                       1,093,587
                                                                      ----------
                                                                      $4,810,958
                                                                      ==========

                                  MRI-CT, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Revenues ........................................................   $ 5,104,532
                                                                    -----------
Expenses:
    Operating expenses ..........................................     5,177,805
    Depreciation and amortization ...............................       971,105
                                                                    -----------
                                                                      6,148,910
                                                                    -----------
Net loss from operations ........................................    (1,044,378)

Interest income .................................................        71,240
                                                                    -----------
Net loss before tax provision ...................................      (973,138)

Income tax provision ............................................        (4,282)
                                                                    -----------
Net loss ........................................................      (977,420)

Retained earnings - January 1, 1995 .............................     2,065,176
                                                                    -----------

Retained earnings - December 31, 1995 ...........................   $ 1,087,756
                                                                    ===========

                                  MRI-CT, INC.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



Cash flows from operating activities;
    Cash receipts:
        Cash received from customers ..............                  $ 5,163,600
        Interest received .........................                       71,240
                                                                     -----------
           Total cash received ....................                    5,234,840

    Cash payments:
        Cash paid for cost of revenues and
           general and administrative expenses ....   $ 4,486,484
        Cash paid for taxes .......................         1,098
        Cash paid for interest ....................       297,615
                                                      -----------

           Total cash paid ........................                    4,785,197
                                                                     -----------
Net cash flows provided by operating activities ...                      449,643

Cash flows from investing activities:

    Purchase of property and equipment ............                      (97,994)

Cash flows from financing activities:

    Proceeds from equipment financing .............        74,193
    Repayment of note payable - Du Pont ...........       (60,469)
    Payments on capital lease obligations .........      (613,552)
                                                      -----------
        Net cash flows used in financing activities                     (599,828)
                                                                     -----------

Net decrease in cash ..............................                     (248,179)

Cash - January 1, 1995 ............................                      274,002
                                                                     -----------

Cash - December 31, 1995 ..........................                  $    25,823
                                                                     ===========

                                  MRI-CT, INC.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995



Reconciliation of net loss to net cash flow from operating activities:
Net loss ..........................................................               $ (977,420)

Non-cash expenses, revenues, losses and gains included in net loss:

        Depreciation and amortization .............................   $ 971,105         --
        Decrease in accounts receivable ...........................      59,068         --
        Decrease in prepaid corporate taxes .......................       3,184         --
        Decrease in prepaid expenses ..............................      44,518         --
        Decrease in other current assets ..........................      19,879         --
        Increase in accounts payable
             and accrued expenses .................................     329,309    1,427,063
                                                                      ---------    ---------

Net cash flow provided by operating activities ....................                $ 449,643
                                                                                   =========

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES:
----------------------

    Property and equipment - Property and equipment are recorded at cost. Depreciation is computed using the straight-line and accelerated methods over the expected useful lives of the assets. Leasehold improvements incurred to accommodate leased medical equipment are amortized over the remaining term of the applicable leases or their useful lives, whichever is shorter. Expenditures for maintenance and repairs are charged to expense, while those for renewals and betterments are capitalized. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts with any resulting gain or loss reflected in earnings. For tax purposes property and equipment are depreciated using accelerated methods. Deferred taxes are provided on the difference between the depreciation for tax and report purposes.

    Income Taxes - the shareholder of the Company consented to the election by the corporation to be treated as an "S" corporation under the Internal Revenue Code. Accordingly, there is no provision for Federal tax included in the financial statements.


PROPERTY AND EQUIPMENT:
-----------------------

    Property and equipment as of December 31, 1995 is summarized as follows:

                                                     Cost and         Estimated
                                                    Book Value      Useful Lives
                                                   -------------    ------------
Capitalized leases ..........................        $4,071,090       5-7 years
Medical equipment ...........................         4,547,010       5-7 years
Office equipment ............................           173,141         5 years
Automobiles .................................            24,345         5 years
Leasehold improvements ......................           543,864       5-7 years
                                                      ---------
                                                      9,359,450
                                                      ---------
Less accumulated depreciation:

    Capitalized leases ......................         1,982,200
    Other assets ............................         4,119,149
                                                      ---------
                                                      6,101,349
                                                      ---------

Net fixed assets ............................        $3,258,101
                                                      =========


(Continued)

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

SECURITY DEPOSITS:
------------------

    The Company has various security deposits outstanding on leased equipment.


GOODWILL AND OTHER
DEFERRED CHARGES:
------------------

    The company purchased a medical facilities area at Westchester Square Hospital in 1991. In connection with this purchase, the Company entered into a restrictive covenant agreement for which it paid $250,000. This amount was amortized over the three years from 1991 to 1993. The Company also assumed a capital lease on equipment and a rental lease at a cost of $190,812. The costs incurred with respect to these leases were deferred and were amortized over the respective lease terms. In addition, the Company recorded goodwill of $31,375 in connection with this acquisition which was amortized over four years.


NOTE PAYABLE TO
TRUST U/W/O ELIAS RAND:
-----------------------

    At December 31, 1995, MRI-CT had a demand loan outstanding payable to its shareholder, the Trust u/w/o Elias Rand amounting to $1,100,00. The loan carries interest at the prime rate. At December 31, 1995, the interest rate was 8.75%.


NOTE PAYABLE DU PONT:
---------------------

    The Company finances several pieces of imaging equipment from E.I. du Pont de Nemours & Company (Du Pont). The Company is required to purchase all of its film from Du Pont and a portion of the Company's film purchases is credited by Du Pont to the loan. The loan carries interest at approximately 8% per annum. The note is payable as follows:

For the year ended December 31,

    1996.......................................       $       48,000
    1997.......................................               48,000
    1998.......................................               16,960
                                                      --------------
                                                             112,960
    Less amount representing interest..........               12,574
                                                      --------------
                                                      $      100,386
                                                      ==============

(Continued)

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

LEASES:
-------

    MRI-CT capitalizes leases in accordance with Statement of Financial Accounting Standards No. 13, Accounting for Leases. the Company leases various types of medical equipment with lease terms of five years.

    Future minimum lease payments under capital leases consisted of the following at December 31, 1995.

For the year ending December 31,
    1996...............................               $      805,133
    1997...............................                      773,548
    1998...............................                      419,886
    1999...............................                       69,240
                                                      --------------
Total minimum lease payments...........                    2,067,807
Less amount representing interest......                      240,968
                                                      --------------
Present value of net minimum lease payments           $    1,826,839
                                                      ==============

COMMITMENTS AND CONTINGENCIES:
------------------------------

    MRI-CT, Inc. leases space at two locations under leases that expire November 30,1998 and August 31, 2000. The current base annual rent is $330,120 plus escalation.

    At December 31, 1995, the required minimum lease payments regarding the above for the next five years are as follows:

For the year ending:
    1996...............................               $      341,808
    1997...............................                      340,118
    1998...............................                      335,762
    1999...............................                      162,996
    2000...............................                      108,664
                                                      --------------
                                                      $    1,289,348
                                                      ==============


    The Company occupies two other locations on a month to month basis. Reference is made to the note "Related Party Transactions".

   MRI-CT's employment agreement with the chief executive officer ends December 31, 1997. Under the terms of the agreement, the officer receives a base salary plus a percentage of gross receipts. On January 9, 1996 the employment agreement was terminated and $200,00 was paid to the officer.

    The Company is a party to various services contracts covering its equipment.


(Continued)

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


RELATED PARTY TRANSACTIONS:
---------------------------

    MRI-CT rents space at two locations from the Trust u/w/o Elias Rand at a total of $6,500 per month plus real estate taxes. In addition, the Company rents space from Sonja Rand at $4,500 per month plus maintenance. These leases are on a month to month basis.

    In 1995, the Company billed its affiliate MRI-CT Scanning, P.C. $322,848 for administrative , technical, diagnostic imaging equipment and related services. Accounts receivable at December 31, 1995 includes $112,295 from MRI-CT Scanning, P.C.


LITIGATION:
-----------

    The Company is a defendant in a defendant in a lawsuit brought by a former employee. The financial statements include a provision of $35,000 for settlement of the lawsuit, which in the opinion of management is adequate.


MAJOR CUSTOMERS  AND
CREDIT RISK CONCENTRATION:
--------------------------

    The Company's revenue and accounts receivable is derived from providing administrative and technical services, diagnostic imaging equipment and related services to various radiology practices.

    The Company maintains cash balances at several financial institutions. Account balances are insured by the Federal Deposit Insurance Corporation for up to $100,000 per bank account.


SUBSEQUENT EVENT:
-----------------

    On January 9, 1996, the Company sold substantially all of its assets and liabilities.

BARD & GLASSMAN
CERTIFIED PUBLIC ACCOUNTANTS

                                        342 MADISON AVENUE - NEW YORK, NY 10173
                                                       ---------
                                                    (212) 599-2880
                                                  FAX: (212) 599-3517

                          INDEPENDENT AUDITOR'S REPORT
                            ON ADDITIONAL INFORMATION

To the Board of Directors and
Stockholders of MRI-CT, Inc.:

        Our report on our audit of the basic financial statements of MRI-CT, Inc. for 1995 appears in the preceding section. The audit were made for the purpose of forming an opinion on the basic financial statements taken as a whole. the schedule of operating expenses presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audition procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                 /s/ Bard & Glassman
New York, New York

February 2, 1996

                                  MRI-CT, INC.

                               OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Salaries and wages ..........................................         $2,098,407
Service and supplies ........................................            360,820
Repairs and maintenance - medical equipment .................            822,881
Interest ....................................................            297,615
Professional fees ...........................................            247,910
Rent and maintenance ........................................            532,235
Utilities ...................................................            109,196
Insurance ...................................................            163,671
Payroll taxes ...............................................            156,090
Telephone ...................................................             96,717
Office expenses and supplies ................................            134,850
Auto expenses ...............................................             18,689
Travel and entertainment ....................................              1,675
Delivery and postage ........................................             34,441
Outside service .............................................             61,042
Security ....................................................             13,256
Miscellaneous expenses ......................................             28,310
                                                                      ----------
                                                                      $5,177,805
                                                                      ==========

                                  MRI-CT, INC.

                                 BALANCE SHEET
                                  DECEMBER 31,





                                   LIABILITIES

                                               1994          1993         1992
                                           ------------  -----------  ----------
Current liabilities:

    Loan payable ........................   $1,100,000   $1,100,000   $1,150,000
    Accounts payable
        and accrued expenses ............      360,837      224,690       73,380
    Current portion of
        note payable - Du Pont ..........       70,000       60,000       66,300
    Current portion of
        capital lease obligations .......      613,550      361,890      515,010
                                            ----------   ----------   ----------
           Total current liabilities ....    2,144,387    1,746,580    1,804,690

Note payable - Du Pont
    (less current portion above) ........       16,662       92,860      146,554
Capital lease obligations
    (less current portion above) ........    1,826,840      972,988    1,311,351
Deferred income taxes payable ...........         --          1,000       10,000
Construction loan .......................         --        332,000         --

                                             3,987,889    3,145,428    3,272,595
                                            ----------   ----------   ----------


                              STOCKHOLDER'S EQUITY

Capital stock - 175 shares
 authorized, issued and
  outstanding, nor par value ............      5,831        5,831        5,831
Retained earnings .......................  2,065,176    2,988,558    3,105,232
                                          ----------   ----------   ----------
                                          2,0717,007    2,994,389    3,111,063
                                          ----------   ----------   ----------
                                          $6,058,896   $6,139,817   $6,383,658
                                          ==========   ==========   ==========




                See accompanying notes to financial statements.

                                  MRI-CT, INC.

                               STATEMENT OF INCOME

                        FOR THE YEARS ENDED DECEMBER 31,

                                            1994           1993          1992
                                        -----------    -----------    ----------
Revenues ............................   $ 5,892,163    $ 6,713,119    $5,921,597

Expenses:
    Operating expenses ..............     5,290,223      5,571,539     4,134,949
    depreciation and amortization ...     1,173,489      1,268,578     1,300,160
                                        -----------    -----------    ----------
                                          6,463,712      6,840,117     5,435,109
                                        -----------    -----------    ----------
Net income (loss) from operations ...      (571,549)      (126,998)      486,488

Rental income .......................          --             --           4,500
Interest income .....................        51,548         29,416        22,757

Gain (loss) on sale of property .....      (102,345)       (16,308)       30,305
Loss on liquidation of collateral ...      (209,000)          --            --
Settlement of prior year's tax audit        (61,210)          --            --
Estimated litigation settlement cost        (30,000)          --            --
                                        -----------    -----------    ----------
Net income (loss)
    before tax provision ............      (922,556)      (113,890)      544,050

Income tax provision ................           826          2,784        67,866
                                        -----------    -----------    ----------
Net income (loss) ...................   $  (923,382)   $  (116,674)   $  476,184
                                        ===========    ===========    ==========




                 See accompanying notes to financial statements.

BARD & GLASSMAN
CERTIFIED PUBLIC ACCOUNTANTS

                    342 MADISON AVENUE - NEW YORK, NY 10173
                                   ---------
                                (212) 599-2880
                              FAX: (212) 599-3517



                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and
Stockholders of MRI-CT, Inc.:

    We have audited the accompanying balance sheets of MRI-CT, Inc. as of December 31, 1994, 1993, and 1992, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MRI-CT, Inc. as of December 31, 1994, 1993, and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                        /s/ Bard & Glassman

New York, New York

October 6, 1995

                                  MRI-CT, INC.

                                 BALANCE SHEET
                                  DECEMBER 31,



                                     ASSETS



                                             1994          1993          1992
Current assets:                           ----------    ----------    ----------

    Cash .............................    $  274,002    $  365,905    $  409,977
    Accounts receivable ..............     1,478,334     1,229,614       586,753
    Tax refunds receivable ...........           885        85,925          --
    Prepaid taxes ....................         8,269         9,896       107,299
    Prepaid expenses .................        57,102        70,794          --
    Other current assets .............        21,700        31,998        46,998
    Receivable from stockholder ......          --            --         300,000
                                         -----------    -----------    ---------
           Total current assets ......     1,840,292     1,794,132     1,451,027

Property and equipment (less
    accumulated depreciation .........     4,116,079     3,649,136     4,514,488

Security deposits ....................        71,205       107,135        37,285
Deferred lease acquisition costs .....        25,438        34,688        43,938

Goodwill .............................         5,882        13,726        21,570
Construction in progress .............          --         332,000          --
Collateral receivable ................          --         209,000       209,000
Investments ..........................          --            --          12,600
Restrictive covenant agreement .......          --            --          93,750
                                         -----------    -----------    ---------
                                          $6,058,896    $6,139,817    $6,383,658

(Continued)

                                  MRI-CT, INC.

                         STATEMENT OF RETAINED EARNINGS
                        FOR THE YEARS ENDED DECEMBER 31,

                                            1994           1993          1992
                                        -----------    -----------    ----------
Retained earnings-
    beginning of year ...............   $ 2,988,558    $ 3,105,232    $3,142,548

Net income (loss) ...................      (923,382)      (116,674)      476,184
                                        -----------    -----------    ----------
                                          2,065,176      2,988,558     3,618,732

Distributions .......................          --             --         513,500
                                        -----------    -----------    ----------
Retained earnings - end of year .....   $ 2,065,176    $ 2,988,558    $3,105,232
                                        ===========    ===========    ==========




                See accompanying notes to financial statements.

                                  MRI-CT, INC.

                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                        1994           1993           1992
                                                    -----------    -----------    -----------
Cash flows from operating activities:

        Cash receipts:
           Cash received from customers .........   $ 5,643,444    $ 6,070,258    $ 6,597,313
           Interest received ....................        51,548         29,416         22,757
           Tax refunds received .................        94,936           --           36,259
           Rent income received .................          --             --            4,500
                                                    -----------    -----------    -----------
               Total cash received ..............     5,789,928      6,099,674      6,660,829
                                                    -----------    -----------    -----------
        Cash payments :

          Cash paid for cost of revenues and

             general and administrative expenses      4,884,075      5,234,229      4,322,688
          Cash paid for taxes ...................        10,096            306        100,778
          Cash paid for interest ................       337,221        241,794        228,380
                                                    -----------    -----------    -----------
               Total cash paid ..................     5,231,392      5,476,329      4,651,846
                                                    -----------    -----------    -----------
                   Net cash provided by
                    operating activities ........       558,536        623,345      2,008,983
                                                    -----------    -----------    -----------
Cash flows from investing activities:

    Proceeds from sale of property & equipment ..       109,000          3,500            500
    Purchase of property & equipment ............    (1,834,683)      (312,190)    (1,776,079)
    Repayment of note receivable from stockholder          --          300,000         50,000
    Liquidation of investments ..................          --           12,600         12,600
    Return of  (increase in)
      security deposit on capital lease .........        35,930        (69,850)        89,237
                                                    -----------    -----------    -----------
          Net cash used in investing activities .    (1,689,753)       (65,940)    (1,623,742)
                                                    -----------    -----------    -----------


(Continued)

                                  MRI-CT, INC.

                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,


                                                1994          1993          1992
                                            -----------    ----------   -----------
Cash flows form financing activities:

    Proceeds form capital lease loan ....   $ 1,660,000    $  53,355    $ 1,403,480
    Payments on capital lease obligations      (554,488)    (544,838)    (1,143,877)
    Repayment of note payable - Du Pont .       (66,198)     (59,994)       (60,695)
    Repayment of loan ...................          --        (50,000)          --
    Repayment of payable to stockholder .          --           --         (250,000)
    Distributions to stockholder ........          --           --         (513,500)
                                            -----------    ----------   -----------
        Net cash provided by
          (used in) financing activities      1,039,314     (601,477)      (564,592)
                                            -----------    ----------   -----------
Net decrease in cash ....................       (91,903)     (44,072)      (179,351)

Cash - January 1, .......................       365,905      409,977        589,328
                                            -----------    ----------   -----------
Cash - December 31, .....................   $   274,002    $ 365,905    $   409,977
                                            ===========    =========    ===========

(Continued)

                                  MRI-CT, INC.

                            STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                        1994           1993           1992
                                                                    -----------    -----------    -----------
Reconciliation of net income (loss) to net
    cash provided by operating activities;

Net income (loss) ...............................................   $  (923,382)   $  (116,674)   $   476,184

Non-cash expenses, revenues, losses and gains included in income:

       Depreciation and amortization ............................     1,173,489      1,268,578      1,300,160
       (Gain) loss on sale of property ..........................       102,345         16,308        (30,305)
       Loss on liquidation of collateral ........................       209,000           --             --
       (Increase) decrease in accounts receivable ...............      (248,720)      (642,861)       675,716
       (Increase) decrease in prepaid corporate taxes ...........        86,667         11,478         12,147
       (Increase) decrease in prepaid expenses ..................        13,692        (70,794)        20,435
       (Increase) decrease in other current assets ..............        10,298         15,000         84,416
       Increase (decrease) in accounts
          payable and accrued expenses ..........................       136,147        151,310       (520,970)
       Increase (decrease) in deferred taxes payable ............        (1,000)        (9,000)        (8,800)
                                                                    -----------    -----------    -----------
               Net cash provided by
                 operating activities ...........................   $   558,536    $   623,345    $ 2,008,983
                                                                    ===========    ===========    ===========


                See accompanying notes to financial statements.

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS



SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES:
----------------------


    Property and Equipment - Property and equipment are recorded at cost. Depreciation is computed using the straight-line and accelerated methods over the expected useful lives of the assets. Leasehold improvements incurred to accommodate leased medical equipment are amortized over the remaining term of the applicable leases or their useful lives, whichever is shorter. Expenditures for maintenance and repairs are charges to expense, while those for renewals and betterments are capitalized. When fixed assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts with any resulting gain or loss reflected in earnings. For tax purposes property and equipment are depreciated using accelerated methods. Deferred taxes are provided on the difference between the depreciation for tax and report purposes.

    Income Taxes - The shareholder of the Company consented to the election by the corporation to be treated as an "S" corporation under the Internal Revenue Code. Accordingly, there is no provision for Federal tax included in the financial statements.


RECEIVABLE FROM STOCKHOLDER:
----------------------------

    The receivable from stockholder represented the unpaid balance of the proceeds due on the sale of property and equipment to the shareholder for $350,000. The unpaid balance carried interest at 8% per annum. $50,000 was repaid in March, 1993 and the balance of $250,000 was repaid in July, 1993.

(Continued)

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS

PROPERTY AND EQUIPMENT:
-----------------------

    Property and equipment is summarized as follows:

                                     1994          1993          1992
                                 -----------   -----------   -----------
Capitalized leases ...........   $ 3,299,691   $ 7,295,218   $10,949,590
Medical equipment ............     5,242,776     2,381,188     2,195,166
Office equipment .............       173,141       168,307       100,423
Automobiles ..................        24,346        24,346        55,495
Leasehold improvements .......       521,501     1,138,835     1,087,395
                                 -----------   -----------    ----------
                                   9,261,455    11,007,894    14,388,069
                                 -----------   -----------    ----------

Less accumulated depreciation:

    Capitalized leases .......   $   713,426   $  5,071,887  $ 7,992,204
    Other assets..............     4,431,950      2,286,871    1,881,377
                                 -----------   ------------  -----------
                                   5,145,376      7,358,758    9,873,581
                                 -----------   ------------  -----------
Net fixed assets..............   $ 4,116,079   $  3,649,136  $ 4,514,488
                                 ===========   ============  ===========

INVESTMENTS:
------------

    At December 31, 1992, the investment account consisted of $12,600 principal amount of the Westchester Square Hospital's 12-1/2% debentures, due October 1, 1993. The debenture were repaid in semi-annual installments of $6,300 each on April 1, and October 1, 1993.


CONSTRUCTIONS IN PROGRESS
CONSTRUCTION LOAN:
-------------------------

    The Company installed a new MRI in the New York office in 1994 at a total cost of $1,660,000. As of December 31, 1993 the finance company had advanced $332,000 to the vender doing the installation. The interest rate on the loan was 8%.


SECURITY DEPOSITS:
------------------

    The Company has various security deposits outstanding on leased equipment.


(Continued)

                                 MRI-CT, INC.

                         NOTES TO FINANCIAL STATEMENTS


COLLATERAL RECEIVABLE:
----------------------

    On October 17, 1989 the Company was advised UMB Bank and Trust company (UMB) liquidated collateral with a face value of $209,000 deposited by the sole stockholder as security on leases entered into by the Company and UMB. The Company reimbursed the stockholder for the collateral and demanded the return of the collateral from UMB. Management felt that the Company has fulfilled all of its under the leases, that the liquidation of the collateral was improper, and expected full recovery. In 1994 the Company determined that the collateral was uncollectible and a provision was made in the financial statements to reflect the loss.


GOODWILL AND OTHER DEFERRED CHARGES:
------------------------------------

    The Company purchased a medical facilities area at Westchester Square Hospital in 1990. In connection with this purchase, the Company entered into a restrictive covenant agreement for which it paid $250,000. This amount was amortized over the three years from 1991 to 1993. The Company also assumed a capital lease on equipment and a rental lease at a cost of $190,812. The costs incurred with respect to these leases were deferred and are being amortized over the respective lease terms.

    In addition, the Company recorded goodwill of $31,375 in connection with this acquisition which is being amortized over four years.


LOAN PAYABLE:
-------------

    The Company had two demand loans payable to the Bank of New York totaling $1,150,000. The loans were secured by marketable securities owned by the sole stockholder and carried interest at the prime rate. In 1993, the Company repaid $50,000 of the loan. In September, 1994 the bank called the loan and liquidated the collateral securities owned by the estate of the late stockholder in payment thereof. The Company then executed a note payable to the estate for the same amount, terms and conditions as the loan from the bank. The estate then assigned the note to the trust established by the late stockholder. At December 31, 1994 the interest rate on the loan was 8.75% per annum.

                                 MRI-CT, INC.

                         NOTES TO FINANCIAL STATEMENTS



LEASES:
-------

    MRI-CT capitalizes leases in accordance with Statement of Financial Accounting Standards No. 13, Accounting for Leases. The Company leases various types of medical equipment with lease terms of five years.

    Future minimum lease payments under capital leases consisted of the following :

Fiscal year ending December 31,             1994         1993         1992
                                         ----------   ----------   ----------
1993..................................   $     --     $     --     $  658,676
1994..................................         --        422,680      412,009
1995..................................      805,128      392,440      381,769
1996..................................      805,128      389,691      379,020
1997..................................      773,550      358,115      347,447
1998..................................      419,895         --           --
1999..................................       69,240         --           --
                                         ----------   ----------   ----------
Total minimum lease payments..........   $2,872,941   $1,568,262   $2,178,921

Less amount
  representing interest...............      432,551      233,384      352,560
                                         ----------   ----------   ----------
Present value of net
  minimum lease payments..............   $2,440,390   $1,334,878   $1,826,361
                                         ==========   ==========   ==========

NOTE PAYABLE - DU PONT:
-----------------------

    The Company finances several pieces of imaging equipment from E.I. Du Pont De Nemours & Company. A portion of the Company's film purchases is credited by Du Pont to the loan. The loan carries interest at approximately 8% per annum.


INCOME TAXES:
-------------

    The income tax provision in the statement of income is summarized as follows:

                                             1994          1993       1992
                                          --------      --------   ---------
Current expense -
    state and local ................      $ 1,826       $ 11,784   $ 76,666
Deferred tax credit ................       (1,000)        (9,000)    (8,800)
                                          -------       --------   --------
Total charged to operations ........      $   826       $  2,784   $ 67,866
                                          =======       ========   ========
(Continued)

                                  MRI-CT, INC.

                          NOTES TO FINANCIAL STATEMENTS


COMMITMENTS AND CONTINGENCIES:
------------------------------

    MRI-CT, Inc. leases space at two location under leases that expire November 30, 1998 and August 31, 2000. The current base annual rent is $330,120 plus escalation.

    At December 31, 1994, the required minimum lease payments regarding the above for the next five years are as follows:

 1995................................................       $  332,503
 1996................................................          341,808
 1997................................................          340,118
 1998................................................          335,762
 1999................................................          162,996
                                                            ----------
                                                            $1,513,187

    MRI-CT's employment agreement with the chief executive officer ends December 31, 1997. Under the terms of the agreement, the officer receives a base salary plus a percentage of gross receipts.


RELATED PARTY TRANSACTIONS:
---------------------------

    MRI-CT rents space at two locations from the Trust u/w/o Elias Rand at total of $6,500 per month plus real estate taxes. In addition, the Company rents space from Sonja Rand at $4,500 per month plus real estate taxes. These leases are on a month to month basis.

MAJOR CUSTOMER AND
CREDIT RISK CONCENTRATION:
--------------------------

    The Company's revenue and accounts receivable is derived from providing administrative and technical services, diagnostic imaging equipment and related services to various radiology practices.

    The Company maintains cash balances at several financial institutions. Account balances are insured by the Federal Deposit Insurance Corporation for up to $100,00 per bank account.